SUMMARY PROSPECTUS
December 29, 2024

Before you invest, you may wish to review the Geneva SMID Cap Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus and other information about the Fund, including the SAI and the most recent reports to shareholders, online at www.genevacap.com/mutualfund. You can also get this information at no cost by calling 1-855-213-2973.

Investment Objective
The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Shareholder Servicing Plan Fees	0.15%	None
Other Expenses(1)	1.12%	1.12%
Acquired Fund Fees and Expenses(1)(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.33%	1.93%
Fee Waiver and Expense Reimbursement(3)	-1.07%	-1.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.26%	0.86%

(1)“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the Fund’s Investor Class as it has not yet commenced operations.
(2)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Please note that Total Annual Operating Expenses in this fee table will not correlate to the Ratio of Expenses to Average Net Assets in the Fund’s Financial Highlights, which only reflect the direct operating expenses incurred by the Fund.
(3)Geneva Capital Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.85% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least December 29, 2027 after which it may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after recoupment has been taken into account, the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through December 29, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$128	$400	$934	$2,399
Institutional Class Shares	$88	$274	$724	$1,974

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests, under normal market conditions, in common stocks of publicly traded companies that the Adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies (companies that are headquartered or have primary operations in the U.S.) that are small capitalization (“small cap”) and medium capitalization (“mid cap”) companies. The Fund considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of purchase, although the Fund may invest in companies that have a market capitalization above the largest capitalized company included in the Russell Midcap® Index. As of November 30, 2024, the market capitalization range of companies comprising the Russell Midcap® Index was between $430 million and $153 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap and mid cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Because the Fund seeks out long-term investments and may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations above the largest capitalized company included in the Russell Midcap® Index at any given time. In selecting growth stocks for the Fund, the Adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of the company’s financial statements and public disclosures). In doing so, the Adviser seeks to identify companies with conservative balance sheets, high return on equity and return on assets, and high historical and projected revenue and earnings growth. The Adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). At times, the Adviser’s bottom-up investment selection process may result in the Fund’s portfolio being overweight or underweight in one or more sector or industries relative to the Russell 2500™ Growth Index, the Fund’s benchmark index that the Adviser uses to measure the Fund’s performance.

A complete position will be sold from the portfolio when the Adviser believes there is a major negative change in the long-term outlook for the company or industry, if there is a change in the underlying fundamental of the company or if the company is acquired.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.

Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

Small- and Mid-Cap Companies Risk. There may be less trading in the stocks of small- and mid-cap companies, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company, and may depend upon a relatively small management group.

Growth Style Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Common Stock Risk. While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Market Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including, among other things, rapid changes in interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Sector Risk. Investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year and since inception compare with that of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segment in which the Fund primarily invests. Pursuant to new regulatory requirements, the Fund’s broad-based securities market index has changed from the Russell 2500™ Growth Index to the S&P 500® Index. The returns in the bar chart and best/worst quarter are for Institutional Class shares. The performance of Investor Class shares (when available) would be lower due to a differing expense structure. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.genevacap.com/mutualfund or by calling the Fund toll-free at 1-855-213-2973.

Calendar Year Returns as of December 31 - Institutional Class Shares

40.00%
30.00%
20.00%
10.00%
.00%
-10.00%
-20.00%
-30.00%
-40.00%
19.92%
-24.73%
2022
2023

During the period shown in the bar chart, the best performance for a quarter was 12.92% (for the quarter ended December 31, 2023) and the worst performance was -17.08% (for the quarter ended March 31, 2022).
The calendar year-to-date return for the Fund’s Institutional Class shares as of September 30, 2024 was 14.08%.

Average Annual Total Return as of December 31, 2023
Institutional Class Shares	1 Year	Since Inception (September 3, 2021)
Return Before Taxes	19.92%	-4.02%
Return After Taxes on Distributions	19.92%	-4.02%
Return After Taxes on Distributions and Sale of Fund Shares	11.79%	-3.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	3.83%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses or taxes)	18.93%	-7.61%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management

Investment Adviser

Geneva Capital Management LLC is the Fund’s investment adviser.

Portfolio Managers

Jose Munoz and Scott Priebe are the portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Munoz and Mr. Priebe have managed the Fund since its inception in 2021.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to Geneva SMID Cap Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire transaction, by contacting the Fund by telephone at 1-855-213-2973 or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. Investor Class shares are not currently available for purchase.

	Investor Class (not available for purchase)	Institutional Class
Minimum Initial Investment	$2,500	$100,000
Subsequent Minimum Investment	No minimum	No minimum

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.